Fees Summary	Aug. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,905,000.00
Previously Paid Amount	0.00
Total Fee Amount	73,638.38
Total Offset Amount	$ 0.00
Narrative Disclosure	The Proposed Maximum Offering Price Per Note is 99.781% of par.
Net Fee	$ 73,638.38
Narrative - Max Aggregate Offering Price	$ 498,905,000.00
Final Prospectus	true